                                                       LEASE


         THIS AGREEMENT, made this 1st day of December, 1998, by and between James E. McFrederick and Patsy McFrederick, hereinafter collectively called "Landlord," and Boat Tree, Inc., whose principal place of business is located in Orange County, Florida, hereinafter called "Tenant."

1.       PREMISES

         a. Landlord leases and demises to Tenant for the purpose of operating a new and used watercraft sales and service business, and such retail and professional uses as are not inconsistent with the zoning for the Demised Premises, and for no other purpose without Landlord's prior written consent and Tenant hereby leases and rents from Landlord the following described premises, hereinafter sometimes referred to as the "Demised Premises," located in Pinellas County, Florida, and more particularly described on Exhibit "A" attached hereto and made a part hereof, together with all incidental rights and privileges in and about the Demised Premises as may be necessary or convenient to Tenant's business.

         b. The above-described Demised Premises includes all buildings, structures and other improvements constructed and to be constructed thereon, and all easements, rights and appurtenances thereto; provided, however, Landlord reserves the right to utilize the small cement block structure located on the Demised Premises adjacent to the West Wall of the metal building together with parking spaces located northerly and westerly of the fenced area adjacent to the cement block structure solely for personal purposes which shall not interfere with Tenant's business.

2.       TERM OF LEASE

         a. The term and  duration  of this lease  shall be for a period of five
(5) years, two (2) months and fifteen (15) days commencing from the commencement date herein provided. This agreement shall be cancelable by Tenant in the event Tenant cannot obtain permits to operate its business prior to February 15, 1999.

         b. The commencement date shall be December 1, 1998.

         c. Tenant shall have the option to renew this Lease at the end of the initial term for thirty-six (36) months at $9,500.00 per month and at the end of the first renewal term for an additional twenty-four (24) months at $10,000.00 per month.

         This option may be exercised by written notice from Tenant to Landlord sixty (60) days prior to the expiration of the initial term or any renewal term.

3.       RENT

         a. Tenant's liability for rent shall commence to accrue on February 15, 1999. The rent to be paid by Tenant to Landlord shall be $6,500.00 per month for the first three (3) months of the term, $8,500.00 per month for the next nine
(9) months of the term, $9,000.00 per month for the next twenty-four (24) months of the term and $9,500.00 per month for the remaining months of the term, plus applicable sales taxes. Such rent shall be payable in advance in monthly installments on the fifteenth day of each calendar month during the tern hereof. Landlord agrees to assign the rents and lease (which is on a month to month basis) from Shoe Warehouse effective February 15.
1999.

         b. All payments of rent hereunder shall be made to Landlord as the same become due in lawful money of the United States, at such places as hereinafter may be designated. Nothing contained in this lease shall be construed to be or create a partnership or joint venture between Landlord and Tenant.

         c. In addition to the payments required herein as rent to the Landlord, the Tenant shall also pay the following:

                  (1) All occupational licenses and other licenses necessary in the operation of the business to be carried on in the Demised Premises.

                  (2) All utility services provided to the Demised Premises and used by Tenant, including, but not limited to, water, gas, electric, and telephone, as they from time to time shall accrue and be due and payable during the term of this lease.

                  (3) After February 15, 1999, Tenant shall pay to the appropriate governmental agencies ad valorem taxes with respect to the Demised Premises and the improvements thereon during the term of this lease or any extension thereof. It is further understood and agreed that all ad valorem taxes assessed during the term of this lease shall be prorated and that Tenant shall only be liable for such portions of such taxes assessed for said first and last years as its months of occupancy during any of said years shall bear to the total of twelve (12) months. Should Tenant fail to pay any tax when due and payable, Landlord may, if Landlord so desires, pay the same and the amount together with any penalties which Landlord may have paid, shall immediately become due and payable to Landlord as additional rent, Tenant shall have the right in its name or in Landlord's name, whichever shall be appropriate, but at its own cost and expense, to file and prosecute applications for reduction of assessed valuation and to institute legal proceedings for the reduction thereof. In no event shall Tenant be liable for payment of any income, estate or inheritance taxes imposed upon the Landlord or the estate of the Landlord with respect to the Demised Premises. Landlord agrees to promptly deliver copies of all tax notices and tax bills to the Tenant so that Tenant may timely contest any proposed tax increase and promptly pay the tax due as to take advantage of any discounts allowed for timely payment. In the event of any special assessment with respect to the Demised Premises levied during the term of this Lease, the Tenant shall have no obligation with respect to payment of such assessment and Landlord shall be obligated to pay same.

         Landlord shall use reasonable efforts, if requested by Tenant, to obtain from the taxing authorities a separate assessment for the Demised Premises if said premises are part of a larger parcel. If such separate assessment shall be obtained, the real estate taxes payable by Tenant shall be paid by Tenant directly to the taxing authority. If Landlord shall be unable to obtain such separate assessment, and the tax bill covering the Demised Premises shall include property in addition to the Demised Premises, Tenant shall pay its proportionate share of said tax bill to Landlord, which proportionate share shall equal the product obtained by multiplying the amount of the tax bill by a fraction, the numerator of which is the acreage contained within the Demised Premises and the denominator of which is the total land owned by the Landlord and assessed in the tax bill. Tenant shall pay its share by the later of (i) thirty (30) days after Landlord notifies Tenant of the amount thereof and furnishes Tenant with a copy of the tax bill and the calculations by which Tenant's share has been determined, or (ii) ten (10) days prior to the due date of the tax, Landlord shall pay said tax bill when due. In no event shall Tenant be liable for interest or penalties, if Tenant shall pay such taxes within such period. Landlord will furnish Tenant with a copy of the receipted tax bill promptly after demand therefor.

4.       CONSTRUCTION OF IMPROVEMENTS -- REPAIRS

         a. The Tenant, during the term of this lease or any extension or renewal of this lease, shall, at its expense, make all such routine repairs as shall be reasonably necessary to keep the Demised Premises in good condition and repair. The Tenant further agrees that all damage or injury done to the Demised Premises by the Tenant or by any person who may be in or upon the Demised Premises, except the Landlord, Landlord's agents, servants and employees, shall be repaired by the Tenant at its expense, The Tenant agrees at the expiration of this lease or upon the earlier termination thereof, to quit and surrender said Demised Premises in good condition and repair, reasonable wear and damage by act of God or fire or other causes beyond the control of Tenant excepted.

         b. Tenant shall be permitted to install and use on and about the Demised Premises at any time or times all such buildings, additions to buildings, equipment, exterior and interior signs, trade fixtures, and other personal property, and make such alterations and improvements in and about the Demised Premises as it may desire.

         c. Landlord shall maintain the Demised Premises in good structural condition and repair, shall make all structural repairs and replacements necessitated to the roof, foundation, load bearing walls, and other structural elements of the Demised Premises by any cause other than Tenant's negligence, and shall make all repairs or replacements necessitated by any peril covered by a Standard Fire and Extended Coverage insurance policy to the extent of the proceeds received from such insurance policy, whether or not caused by Tenant's negligence. Landlord shall be responsible for repairing and maintaining all heating, air conditioning and ventilation systems for a period of six (6) months from the commencement date. After such date Tenant shall be responsible for maintaining the heating, air conditioning and ventilation systems.

         Tenant may make alterations, additions and improvements to the Demised Premises from time to time during the term of this lease with the prior written consent of Landlord and shall have the right to erect and install such other or additional improvements, signs and equipment on the Demised Premises as Tenant may deem desirable for conducting its business thereon or for such other business as Tenant may deem advisable consistent with the permissible uses as provided in Section I above. Tenant shall have no authority to create or place any lien or encumbrance of any kind whatsoever upon or in any manner to bind, the interest of Landlord in the Demised Premises, and Tenant covenants and agrees to pay all sums legally due and payable by it within forty-five (45) days on account of any labor performed by it on the Demised Premises upon which any lien is or can be asserted against the Demised Premises or the improvements thereon. Tenant shall notify any contractor making improvements to the Demised Premises that the Landlord's interest shall not be subject to any liens or encumbrances as provided in ss.713.10, Florida Statutes. The Memorandum of Lease to be filed in connection with this lease shall contain the appropriate statutory provisions to effect the provisions of this subparagraph.

         d. Notwithstanding the foregoing, the Landlord shall cause the roof and parking lot of the Demised Premises to be repaired (Landlord shall not be obligated to repave or seal the parking lot) and the Demised Premises to be freshly painted and in clean and market ready condition, at its sole cost and expense. Landlord shall also remove the existing hydraulic lifts from the Demised Premises within thirty (30) days from the date of this Lease. All work being performed on the Demised Premises shall be in compliance with all applicable codes and regulations and shall be performed in a good and workman like manner and shall be of a good quality.

5.       TIME OF THE ESSENCE

         It is agreed that time is of the essence in respect to the provisions contained in this lease.

6.       DELIVERY OF POSSESSION

         The Landlord shall deliver possession of the Demised Premises to the Tenant at the beginning of the lease term provided, however, that if the Landlord cannot deliver possession of the Demised Premises on the commencement date, the Tenant shall be entitled to terminate this lease.

7.       WARRANTIES

         a. Tenant shall be entitled to receive a good and marketable first leasehold interest in and to the Demised Premises, free and clear of all liens, encumbrances and other exceptions, except for a first mortgage lien not to exceed $1,000,000.00.

         b. This lease is subject to Landlord's delivery on or before February 15, 1999 to Tenant of a warranty that Landlord has good and marketable title in fee simple to the Demised Premises free and clear of all liens, encumbrances and easements, except permitted easements, and has full power and authority to make this lease. Tenant shall have and enjoy full, quiet and peaceful possession of the Demised Premises, its appurtenances and all rights and privileges incidental thereto during the term hereof and all extensions and renewals thereof.

         c. This lease is subject to Tenant, at Landlord's expense, obtaining from Landlord by February 15, 1999, a leasehold title insurance binder from Commonwealth Land Title Insurance Company agreeing to issue a valid title insurance policy insuring Tenants leasehold interest. Said title binder must show that Landlord's title to the Demised Premises is good and marketable, free, clear and unencumbered, and subject to no liens, encumbrances or exceptions (except for the mortgage referred to above and other than current real estate taxes not delinquent), except such as Tenant may, at its option, waive, and that Tenant has a valid and binding first leasehold interest without exception other than such taxes and waived exceptions. Without in any way limiting the generality of the foregoing, said title binder shall contain no exceptions for
(i) rights or claims of Tenants in possession  not shown by the public  records,
(ii) boundary line disputes, encroachments or other exceptions to be covered by the survey or surveyor's certificate required hereinbelow, (iii) easements or claims of easements not shown by the public records, (iv) any lien or right to a lien for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records, and (v) taxes or special assessments which are not shown as existing liens by the public records. In the event the binder or commitment fails to show such good and marketable title, subject only to the aforesaid permitted exceptions, Tenant shall notify Landlord of the exceptions or defects in such title within ten (10) days of its receipt of said binder and Landlord shall have sixty (60) days to cure such exceptions and defects and render the title marketable; provided that all such exceptions and defects shall be cured no later than February 15,1999, unless extended by Tenant to permit Landlord additional time in which to cure. Tenant shall also have the right to attempt to cure at its expense any exceptions or defects in title, but there shall he no obligation on Tenant to do so. Landlord shall diligently pursue the curing of title exceptions arid defects, the satisfaction of all conditions and requirements hereunder and shall cooperate with Tenant in the satisfaction of conditions and elimination of other difficulties. In the event that Landlord is unable to cure defects in title by February 15, 1999, Tenant shall have the right to terminate this lease and the parties hereto shall thereafter be relieved of any obligations, liabilities or responsibilities arising hereunder.

8.       COMPLIANCE WITH LAWS AND ORDINANCES

         a. Tenant shall comply with all federal, state, county and city laws and ordinances and all rules and regulations of any duly constituted authority present and future affecting or respecting the use or occupancy of the Demised Premises by Tenant or the business at any time thereon transacted by Tenant or any assignee or subtenant of Tenant, after the commencement of the term of this lease.

         b. Tenant shall at all times keep the Demised Premises, the building thereon and all appurtenances in a clean and sanitary condition, according to the applicable statutes, city ordinances, and the directions or regulations of the proper public authorities.

9.       COVENANT OF QUIET ENJOYMENT

         The Tenant, upon the payment of the rent herein reserved and upon the performance of all of the terms of this lease, shall at all times during the lease term and during any extension or renewal term peaceably and quietly enjoy the Demised Premises without any disturbance from the Landlord or from any other person claiming through the Landlord.

10.      TERMINATION

         The Tenant shall vacate the Demised Premises in the good order and repair in which such premises are at the time of commencement of the term hereof, ordinary wear and tear, depreciation, damage and loss from the elements, loss covered by insurance, and other occurrences beyond the reasonable control of Tenant excepted, and shall remove all of its property therefrom so that the Landlord can repossess the Demised Premises not later than noon on the day upon which this lease or any extension thereof ends, whether upon notice or by holdover or otherwise. The Landlord shall have the same rights to enforce this covenant by ejectment and for damages or otherwise as for the breach of any other condition or covenant of this lease. The Tenant may at any time, provided that Tenant is not in default hereunder, prior to or upon the termination of this lease or any renewal or extension thereof remove from the Demised Premises all materials, equipment and property of every other sort or nature the cost of which was paid for by the Tenant, provided that such property is removed without substantial injury to the Demised Premises and that Tenant repairs any damage to the Buildings resulting from such removal. No injury shall be considered substantial if it is promptly corrected by restoration to the condition prior to the installation of such property, if so requested by the Landlord. Any such property not removed shall become the property of the Landlord.

11.      INSURANCE

         a. The Landlord shall, at its sole cost and expense, cause to be placed in effect immediately upon commencement of the term of this lease, and shall maintain in full force and effect during said term (i) fire and extended coverage insurance covering all improvements, structures and their contents on the Demised Premises on a full replacement cost basis, insuring all risks of direct physical loss, and excluding unusual perils such as nuclear attack, earth movement, civil disturbance, riot, flood and war, with deductibles or self insurance consistent with insurance industry practices, and (ii) bodily injury and property damage comprehensive public liability insurance with a combined single limit of not less than $1,000,000.00 including deductibles consistent with normal insurance industry practices.

         b. The Landlord shall deliver to Tenant a duplicate original of each such policy, or in lieu thereof a certificate issued by the carrier. Each such policy or certificate shall provide that the same shall not be canceled without at least thirty (30) days prior written notice to Tenant and shall name Tenant as an additional insured thereunder.

         c. Tenant shall be responsible for obtaining insurance on Tenant's property.

12.      CONDEMNATION

         If the whole or any part of the Demised Premises shall be taken by any public authority under the power of eminent domain, then the term of the lease shall cease on the part so taken from the date of possession of that part shall be required for any public purpose, and the rent shall be paid up to that date. If such portion of the Demised Premises is so taken as to damage or destroy the usefulness of the Demised Premises for the purposes for which they were leased, then, from that day Lessee shall have the right either to terminate the lease or to continue in the possession of the remainder under the terms herein provided, except that the rent shall be reduced in proportion to the amount of the Demised Premises taken. Further, in the event of a taking which occurs without the Tenant's exercise of its option to purchase, the Lessor shall be entitled to all sums from the taking of the real estate. The Lessee shall be entitled to only those sums arising out of a business damage and/or moving expense claim which shall be an independent claim against the public authority.

13.      ASSIGNMENT AND SUBLETTING

         The Tenant may assign this Lease or let or underlet the whole or any part of said Demised Premises without the prior written consent of the Landlord. Any such assignment or subletting shall not relieve Tenant of its obligations under this lease.

14.      OPTION TO PURCHASE

         In consideration of the amounts payable hereunder during the term, the Landlord and Tenant agree as follows:

         a. Option Grant. The Landlord hereby grants unto the Tenant the exclusive right to purchase the property set forth on Exhibit "A" hereto (the "Property") at any time during the term of this Lease on the terms and conditions set forth below.

         b. Exercise of Option. If the Tenant elects to exercise the option granted herein, it shall furnish at least thirty (30) days advance written notice to Landlord.

         c. Purchase Price and Method of Payment. -- In the event Tenant elects to purchase the Property, the purchase price to be paid by the Tenant to the Landlord shall he $1,200,000.00. On February 15, 2004, and on each anniversary thereafter, the option price shall increase by

$30,000.00 per year for each successive year during the lease term in which the option is not exercised.

         The purchase price shall be paid to the Landlord at the time of closing by cash, certified check, or by wire transfer of funds.

         d. Survey. At any time while this Lease is in effect, Tenant may have the Property surveyed at Tenant's sole cost and expense. Landlord agrees to deliver a copy of any surveys in Landlord's possession upon request by Tenant.

         e. Expenses, Proration and Conveyance. The Landlord shall pay for documentary stamps on the Deed and for recording the deed. At closing Tenant shall deliver the cash required to close and Landlord shall convey title to Tenant by general warranty deed.

          f. Representation of Ownership. The Landlord covenants that Landlord is the in fee of the Property. Landlord covenants that it shall not permit or cause the property aforementioned to be encumbered during the term of this agreement for an amount or amounts, in the aggregate, of more than $1,000,000.00, without the express and written permission of the Tenant.

         g. Hazardous Waste. At the commencement of the term of this Lease, there are no pollutants, contaminants, petroleum products or by-products, asbestos or other substances, whether hazardous or not, on or beneath the surface of the Property, which Landlord or any other person has placed, caused or allowed to be placed upon the Property, and which has caused or may cause any investigation by any agency or instrumentality of government, which is or may be on the Property in violation of any law or regulation of any local, state or federal government or which is or may be a nuisance or health threat to occupants of the Property or other residents of the area. In the event Tenant exercised its option, Tenant shall take the Demised Premises subject to any condition which may exist at the time of exercise of that option.

         h. Closing Date. This Option shall be closed at the offices of Landlord's attorney not later than one hundred twenty (120) days after notice of exercise.

         i. Closing Procedure. At the Closing, the parties shall deliver the following duly executed documents and funds:

         (1)      By Landlord:

     (i) A statutory warranty deed conveying fee simple title to the Property to Tenant.

     (ii) A no-lien affidavit in a form satisfactory to Tenant's attorney.

     (iii) Such other instruments and documents provided in this Option and as may be reasonably required in order to consummate the transaction herein contemplated.

     (iv) An Owner's Title Commitment showing no change from the Leasehold Commitment delivered pursuant to the Contract for Sale between the parties.

         (2) By Tenant: A certified check or a cashier's check payable to the order of Landlord for the cash to close or a wire transfer of said funds to a bank account designated by Landlord.

                  j. Memorandum of'Option. Simultaneously with the execution of this lease the parties hereto shall execute a Memorandum of Option Agreement including Landlord's right to purchase solely for the purpose of recording in the public records,

                  k. Default. The option herein granted shall, at the election of Landlord, be declared null, void, and of no further force and effect in the event Tenant should become in substantial and material default of any one or more of its obligations under this Lease and fail to cure any such default within the time or times provided for herein.

15.      HOLDING OVER

         In the event Tenant continues to occupy the Demised Premises after the last day of the term hereby created, or after the last day of any extension of said term, and the Landlord elects to accept rent thereafter, a tenancy from month to month only shall be created and not for any longer period.

16.      DESTRUCTION OF PREMISES

         In the event of a total or partial destruction of the Buildings or related improvements to be located on the Demised Premises during said term from any cause, the Landlord shall forthwith repair the same, unless same was caused by the negligence of Tenant, its employees or business invitees, provided such repairs can be made within one hundred twenty (120) days under the laws and regulations of state, federal, county or municipal authorities, but such total or partial destruction shall in no wise annul or void this lease, except that the minimum rent to be paid hereunder shall be equitably adjusted according to the amount and value of the undamaged space.

         Should the total or partial destruction result from causes covered by the fire and extended coverage insurance furnished by the Tenant, the insurance proceeds shall be made available to the Landlord to effect the required repairs. In the interests of expediency, the Tenant may, at its option, elect to make the necessary repairs, in which event the insurance proceeds shall be made available to the Tenant for such purpose.

         If such repairs cannot be made within one hundred twenty (120) days, this lease may be terminated at the option of Tenant.

17.      WAIVER OF SUBROGATION

         Landlord and Tenant do hereby waive any and all claims against the other for damage to or destruction of any improvements upon the Demised Premises (whether or not resulting from the negligence of Tenant) which is covered by insurance which Tenant is obligated to carry under the terms of this lease; provided, however, that this waiver shall not be applicable if it has the effect of invalidating the Landlord's or Tenant's insurance coverage.

18.      RELATIONSHIP OF PARTIES

         It is understood and agreed that the relationship of the parties hereto is strictly that of Landlord and Tenant and that this lease shall not be construed as a joint venture or partnership. The Tenant is not and shall not be deemed to be the agent or representative of the Landlord.

19.      PERSONAL PROPERTY

         The Landlord acknowledges that Landlord has no interest in any personal property or equipment or furniture and fixtures which may be presently located or installed by the Tenant upon the Demised Premises, and the Landlord agrees in the future to furnish the Tenant, upon request, such Landlord's Waiver or Mortgagee's Waiver or similar document as may be reasonably required by an institutional lender or equipment lessor in connection with the Tenant's acquisition or financing respecting such personal property, equipment, furniture and fixtures. The Tenant shall have the right to remove same at the termination of this lease, and, notwithstanding anything to the contrary contained in this lease, Tenant shall be permitted five (5) days after the effective date of termination of the term or any renewal or hold-over term within which to accomplish the removal, and shall be obligated to repair any damage caused by removal.

20.      DEFAULT AND INSOLVENCY

         a. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  (1) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due provided Landlord has given five (5) days' written notice to Tenant of non-payment; or

                  (2) More than three defaults by Tenant within any one year of the term of the lease for the nonpayment of rent hereunder, necessitating that Landlord, because of such defaults, shall have served upon Tenant within said year more than three written notices. This default shall be deemed a non-curable default; or

     (3) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than paragraph (i) above, where such failure shall continue for a period of thirty (30) business days after written notice thereof from Landlord to Tenant; or

     (4) The insolvency of the Tenant or the execution by Tenant of an assignment for the benefit of creditors; or

     (5) The filing by or for reorganization or arrangement under any law relating to bankruptcy or insolvency if said petition remains undischarged for ninety (90) days; or

     (6) The appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the Demised Premises or of Tenant's interest in this Lease; or

     (7) The vacating or abandonment of the Demised Premises for a period of three (3) days or more.

         b. Upon the occurrence of any event of default, Landlord shall have the right at any time thereafter to pursue any one or more of the following remedies with or without notice or demand. Pursuit of any of the following remedies shall not preclude pursuit of any of the other remedies herein provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rents due to Landlord hereunder or of any damages accruing to Landlord by reason of the Tenant's violation of any of the terms, conditions or covenants herein contained.

                  (1) Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rents, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may by occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim or damages therefor. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise.

                  (2) Enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises, without being liable fix prosecution or any claim for damages therefor, and relet the Demised Premises and receive the rents therefrom. Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

                  (3) Enter upon the Demised Premises without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for expenses which Landlord may incur in effecting compliance with Tenants obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

                  (4) At its option, declare the rents for the entire remaining term of the Lease, and other indebtedness, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment therefor provided same shall not relieve Landlord of Its duty to mitigate its damages by reasonable action.

                  Any rents which may be due Landlord, whether by acceleration or otherwise, as provided herein, shall include the minimum rent, and any additional amounts provided for herein.

         c. In the event of any default under this lease by Landlord, Tenant shall have such other and further rights as are allowed by law or in equity. Failure to exercise any right hereunder on any one or more occasions shall not be deemed a waiver of such right or any subsequent right. In the event either party is in default in the performance of any term, covenant, agreement or condition contained in this lease, the defaulting party shall reimburse the non-defaulting party for all costs and expense, including without limitation, court costs and reasonable attorneys' fees incurred by it in protecting the interests, whether or not litigation is involved.

21.      RADON GAS

         Radon is a naturally occurring radioactive gas which, when accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. (Pursuant to ss.404.056(8), Florida Statutes.)

22.      ESTOPPELS

         Landlord and Tenant do each hereby agree at any time and from time to time that within not more than ten (10) days after written request by the other, to execute, acknowledge and deliver to Landlord a written statement in such form as may be required by a potential or existing lender or buyer certifying that its lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement may be relied upon by any prospective purchaser of the fee or mortgage or assignee of any mortgage upon the fee of the Demised Premises.

23.      TENANT'S RIGHTS TO CURE LANDLORD'S DEFAULTS

         The Landlord agrees that if the Landlord fails to perform any obligation, including its obligation to pay any interest, principal, cost or other charges upon any mortgage or mortgages or other liens and encumbrances affecting the Demised Premises and to which this lease may be subordinate when any of the same become due, or if Landlord fails to make any repairs or do any work required of the Landlord by the provisions of this lease, or in any other respects fails to perform any covenant or agreement in this lease contained on the part of the Landlord to be performed, then and in such event after the continuance of any such failure or default for thirty (30) days after notice in writing thereof is given by the Tenant to the Landlord, notwithstanding any delay or forbearance in giving such notice, Tenant may perform any such obligation or pay said principal, interest cost and other charges, and cure such defaults, all on behalf of and at the expense of the Landlord. The Tenant may further do all necessary work and make all necessary payments in connection therewith including, but not limited to, the payment of any attorney's fees, costs and charges of or in connection with any legal action which may have been brought. The Landlord agrees to pay to the Tenant forthwith any amount so paid by the Tenant, together with interest thereon at the maximum legal rate. All sums charged to Landlord by Tenant hereunder shall be indebtedness of Landlord to Tenant payable on demand. If any such indebtedness or any other indebtedness of Landlord to Tenant is due at any time, Tenant may, in addition to other remedies, withhold all rent accruing hereunder and apply the same to the payment of such indebtedness. If all such indebtedness is not frilly paid at the expiration of the original term of this lease or any extension thereof. Tenant may, at its option, extend this lease on the same covenants and conditions as herein provided, until such indebtedness is fully paid by application of all rents thereto.

24.      ACCESS

         The Landlord hereby warrants, represents and covenants to the Tenant that Tenant has access to public streets sufficient to service the Demised Premises. If any street or substantial part of the parking area is obstructed or blocked for repairs, reconstruction or otherwise, to the extent the operation of Tenant's business is substantially adversely affected, a fair and reasonable reduction of rent shall be made. If customer access to Tenant's store is completely blocked for more than ten (10) consecutive days, rent shall abate; provided, however, rent shall not abate if access is blocked due to acts of Tenant.

25.      ENTRY AND INSPECTION

         The Tenant shall permit Landlord and its agents to enter the Demised Premises at all reasonable times for any of the following purposes: to inspect the same; to maintain the building in which the said Demised Premises are located; to make such repairs to the Demised Premises as the Landlord is obligated or may elect to make; to post notices of nonresponsibility for alterations or additions or repairs. The Landlord shall have such right of entry and the right to fulfill the purpose thereof without any rebate of rent to the Tenant for any loss of occupancy or quiet enjoyment of the Demised Premises thereby occasioned.

26.      NOTICES

         All notices to be given to the Tenant shall be in writing, deposited in the United States mail, certified or registered, return receipt requested or by hand delivery or overnight courier service, with postage prepaid, and addressed to the Tenant at 1924 - 33rd St., Orlando, FL 32839, Attn: Joseph G. Pozo, Jr., with a copy to J. Gregory Humphries, Esq., Shutts & Bowen, LLP, 20 North Orange Ave., Suite 1000, Orlando, Florida 32801-4626. Notices by the Tenant to Landlord shall be in writing, deposited in the United States mail, certified or registered, return receipt requested, with postage prepaid, and addressed to the Landlord at Globe Auto, 9525 Ulmerton Road, Largo, Florida 33771, Att: James McFrederick. with a copy to Timothy Mariani, Esq., 1550 So. Highland Ave, Clearwater, Florida 33756. Notices shall be deemed delivered the day after same are deposited in the United States mail or when delivered, as above provided. Change of address by either party must be by notice given to the other in the same manner as above specified.

27.      LICENSING

         The Landlord agrees upon request by Tenant to sign promptly and without charge therefore to the Tenant, any application for occupational licenses and permits as may be required by the Tenant for the conduct and operation of the business herein authorized or for the proper use of the Demised Premises, this to include, without limitation, applications for occupational licenses, signs, and any other licenses where the signature of the Landlord or owner is required by the applicable laws of the state, county, or municipality in which the Demised Premises are located that are in effect and in force at the time, the cost of any such licenses and permits to be borne by the Tenant.

         28.      COOPERATION

         Landlord shall fully cooperate with Tenant throughout the term of this lease and all extensions and renewals to secure and maintain proper zoning, building and other permits and compliance with all applicable laws, and Landlord shall execute all such petitions, requests and the like as Tenant shall reasonably request for such purposes.

         29.      FORCE MAJEURE

         If Landlord or Tenant is delayed or prevented from performing any of their respective obligations under this lease by reason of any acts of God (other than inability to obtain financing) beyond Landlord's or Tenant's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the cure of any default.

         30.      SUCCESSORS AND ASSIGNS

         The covenants, terms, conditions, provisions, and undertakings in this lease or in any renewals thereof shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of the respective parties hereto, as if they were in every case named and expressed, and shall be construed as covenants running with the land; and wherever reference is made to either of the parties hereto, it shall be held to include and apply also to the heirs, executors, administrators, successors, and assigns of such party, as if in each and every case so expressed.

31.      DECLARATION OF GOVERNING LAW

         This lease shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

32.      GRAMMATICAL USAGE

         In construing this lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

33.      ADDITIONAL INSTRUMENTS

         The parties agree to execute and deliver any instruments in writing necessary to carry out any agreement, term, condition, or assurance in this lease whenever occasion shall arise and request for such instruments shall be made.

34.      MARGINAL NOTES

         The captions and marginal notes of this lease are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of this lease, nor in any way affect this lease.

35.      ENTIRE AGREEMENT

         This lease, together with any written agreements which shall have been executed simultaneously herewith, contains the entire agreement and understanding between the parties. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, not contained in this lease or the simultaneous writings heretofore referred to. All prior understandings. terms. or conditions are deemed merged in this lease. This lease cannot be changed or supplemented orally.

36.      MODIFICATION

         This lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modifications, or discharge is sought.

37.      SEVERABILITY

         If  any   provision  of  this  lease  shall  be  declared   invalid  or
unenforceable, the remainder of the lease shall continue in full force and effect.

38.    ATTORNEYS  FEE

         In the event that it becomes necessary for either party to bring suit to enforce the terms of this lease, then the prevailing party shall be entitled to recover all costs, including reasonable attorneys fees, against the non-prevailing party.

39.    CONSTRUCTION

         Landlord and Tenant hereby acknowledge that each has participated equally in the drafting of this lease and, accordingly, no court construing this lease shall construe it more stringently against one party than the other.

40.      HAZARDOUS WASTE

     a. Tenant's Restrictions. Tenant shall not cause or permit to occur:

                  (1) Any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted, related to environmental conditions on, under or about the Demised Premises, arising from Tenant s use or occupancy of the Demised Premises, including but not limited to, soil and ground water conditions; or

                  (2) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any hazardous substances on, under, or about the Demised Premises, or the transportation to or from the Demised Premises of any hazardous substances, except as may be permitted by applicable law and regulation.

41.      HOLD HARMLESS

         Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Landlord which may arise from Tenant s use of the Demised Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in, on or about the Demised Premises to the extent not caused by the Landlord, and shall further indemnify, defend and hold Landlord harmless from and against any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Landlord which may arise from any negligence of Tenant or any of its agents, representatives, customers, employees, or invitees.

42.      COMMISSION

         Tenant acknowledges the existence of a commission agreement with Prudential Florida Realty Commercial Services, provided this reference shall not obligate Tenant for the payment of any commission.


         IN WITNESS WHEREOF, the parties have executed this lease as of the day and year first above written.

Witnesses:                                           Tenant:

/s/ M. Pozo                                         By: /s/ Joe G. Pozo, Jr.
M. Pozo                                             Print Name: Joe G. Pozo, Jr.
                                                    Title: President

Witnesses:                                           Tenant:

/s/ Debra A. Borgh                                   /s/ James E. McFrederick
Debra A. Borgh                                       James E. McFrederick

/s/ Mary Zaraualas                                   /s/ Patsy McFrederick
Mary Zaraualas                                       Patsy McFrederick

STATE OF FLORIDA
COUNTY OF PINELLAS

         The foregoing instrument was acknowledged before me this 29th day of December, 1998, by James E. McFrederick, who is personally known to me or who has produced as identification and who did (did not) take an oath.

                                                       Debra A. Borgh
                                                         (Signature)

                                                       Debra A. Borgh
                                                         (Printed Name)

                                                 NOTARY PUBLIC STATE OF FLORIDA
                                                 SERIAL NO.:

STATE OF FLORIDA
COUNTY OF PINELLAS

         The foregoing instrument was acknowledged before me this 29th day of December, 1998, by Patsy McFrederick, who is personally known to me or who has produced as identification and who did (did not) take an oath.

                                                            /s/ Sue A. Roberts
                                                               (Signature)

                                                                Sue A. Roberts
                                                               (Printed Name)

                                                NOTARY PUBLIC STATE OF FLORIDA
                                                SERIAL NO.:

STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 24th day of December, 1998, by Joseph Pozo, Jr., as President of Boat Tree, Inc., on behalf of the corporation, who personally known to me or who has produced as identification and who did (did not) take an oath.

                                                      /s/ Dorothy R. Stein
                                                           (Signature)


                                                           Dorothy R. Stein
                                                           (Printed Name)

                                                NOTARY PUBLIC STATE OF FLORIDA
                                                     SERIAL NO.:

                                                    Exhibit "A"
                                      Legal Description of "Demised Premises"